UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 28, 2019

Regional Health Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-33135	81-5166048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

454 Satellite Boulevard, NW

Suite 100

Suwanee, Georgia 30024

(Address of Principal Executive Offices, and Zip Code)

(678) 869-5116

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	RHE	NYSE American
10.875% Series A Cumulative Redeemable Preferred Stock, no par value	RHE-PA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01Completion of Acquisition or Disposition of Assets.

On August 28, 2019, Regional Health Properties, Inc. (the “Company”), through certain of its wholly owned subsidiaries (collectively, “Seller”), sold the 100-bed skilled nursing facility commonly known as Northwest Nursing Center located in Oklahoma City, Oklahoma (the “Northwest Facility”), together with substantially all of the fixtures, equipment, furniture, leases and other assets relating to the Northwest Facility, to affiliates of MED Healthcare Partners LLC (collectively, “Buyer”), pursuant to that certain Purchase and Sale Agreement, dated April 15, 2019, as subsequently amended from time to time (the “PSA”), between Seller and Buyer. In connection with the sale, Buyer paid to the Company a cash purchase price for the Northwest Facility equal to $2.4 million, and the Company incurred approximately $0.1 million for a building improvement credit and sales commission expenses.

The PSA provided for the sale of four skilled nursing facilities (collectively, the “Facilities”), together with substantially all of the fixtures, equipment, furniture, leases and other assets relating to such Facilities (the “Asset Sale”). As previously disclosed, on August 1, 2019, the Company completed the sale of the following three Facilities pursuant to the PSA: (i) 182-bed skilled nursing facility commonly known as Attalla Health & Rehab located in Attalla, Alabama; (ii) 100-bed skilled nursing facility commonly known as Healthcare at College Park located in College Park, Georgia; and (iii) 118-bed skilled nursing facility commonly known as Quail Creek Nursing Home located in Oklahoma City, Oklahoma.

In connection with the Asset Sale: (i) Buyer paid to the Company a cash purchase price for the Facilities equal to $28.5 million in the aggregate; and (ii) the Company incurred approximately (a) $0.4 million in sales commission expenses; (b) $0.1 million for a building improvement credit; and (c) transferred approximately $0.1 million in lease security deposits to Buyer.

On August 1, 2019, the Company used a portion of the proceeds from the Asset Sale to repay approximately $21.3 million to Pinecone Realty Partners II, LLC to extinguish all indebtedness owed by the Company under a loan agreement, dated February 15, 2018, as amended from time to time, and to repay approximately $3.8 million to Congressional Bank to extinguish all indebtedness owed by the Company under a term loan agreement, dated September 27, 2013, as amended from time to time, between the Company and Congressional Bank.

For further information, see Note 10 – Discontinued Operations and Dispositions and Note 15 – Subsequent Events, Notes to the Company’s Quarterly Report on consolidated financial statements located in Part I, Item 1, “Financial Statements (unaudited)” in our Form 10-Q filed with the Securities and Exchange Commission on August 14, 2019, which description is incorporated by reference into this Item 2.01 of this Current Report on Form 8-K.

Item 9.01Financial Statements and Exhibits

(b)Pro Forma Financial Information.

The unaudited pro forma consolidated financial statements of the Company giving effect to the Asset Sale are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

The Company’s unaudited pro forma consolidated balance sheet as of June 30, 2019 illustrates the estimated effects of the Asset Sale as if it had occurred on such date. The unaudited pro forma consolidated statements of operations for the three and six months ended June 30, 2019 and for the year ended December 31, 2018 include certain pro forma adjustments to illustrate the estimated effect of the Asset Sale as if it had occurred on the first day of the earliest period presented.

The unaudited pro forma consolidated financial statements are presented for informational purposes only and do not purport to be indicative of the Company’s financial results as if the Asset Sale had occurred on the first day of the earliest period presented. Further, the unaudited pro forma consolidated financial statements should not be viewed as indicative of the Company’s financial results in the future and should be read in conjunction with the Company’s consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 2018, and the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2019.

(d) Exhibits

Exhibit No	Description	Method of Filing
2.0

Purchase and Sale Agreement dated as of April 15, 2019, by and between Northwest Property Holdings, LLC, QC Property Holdings, LLC, Attalla Nursing ADK, LLC, and CP Property Holdings, LLC, and Attalla Realty LLC, College Park Realty LLC, Quail Creek Realty LLC, and Northwest Realty LLC

Incorporated by reference to Exhibit 2.0 of the Registrant’s Current Report on Form 8-K filed on August 7, 2019
2.1

First Amendment to Purchase and Sale Agreement dated as of May 15, 2019, by and between Northwest Property Holdings, LLC, QC Property Holdings, LLC, Attalla Nursing ADK, LLC, and CP Property Holdings, LLC, and Attalla Realty LLC, College Park Realty LLC, Quail Creek Realty LLC, and Northwest Realty LLC

Incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K filed on August 7, 2019
2.2

Second Amendment to Purchase and Sale Agreement dated as of May 20, 2019, by and between Northwest Property Holdings, LLC, QC Property Holdings, LLC, Attalla Nursing ADK, LLC, and CP Property Holdings, LLC, and Attalla Realty LLC, College Park Realty LLC, Quail Creek Realty LLC, and Northwest Realty LLC

Incorporated by reference to Exhibit 2.2 of the Registrant’s Current Report on Form 8-K filed on August 7, 2019
2.3

Third Amendment to Purchase and Sale Agreement dated as of May 23, 2019, by and between Northwest Property Holdings, LLC, QC Property Holdings, LLC, Attalla Nursing ADK, LLC, and CP Property Holdings, LLC, and Attalla Realty LLC, College Park Realty LLC, Quail Creek Realty LLC, and Northwest Realty LLC

Incorporated by reference to Exhibit 2.3 of the Registrant’s Current Report on Form 8-K filed on August 7, 2019
2.4

Fourth Amendment to Purchase and Sale Agreement dated as of May 31, 2019, by and between Northwest Property Holdings, LLC, QC Property Holdings, LLC, Attalla Nursing ADK, LLC, and CP Property Holdings, LLC, and Attalla Realty LLC, College Park Realty LLC, Quail Creek Realty LLC, and Northwest Realty LLC

Incorporated by reference to Exhibit 2.4 of the Registrant’s Current Report on Form 8-K filed on August 7, 2019
2.5

Fifth Amendment to Purchase and Sale Agreement dated as of June 11, 2019, by and between Northwest Property Holdings, LLC, QC Property Holdings, LLC, Attalla Nursing ADK, LLC, and CP Property Holdings, LLC, and Attalla Realty LLC, College Park Realty LLC, Quail Creek Realty LLC, and Northwest Realty LLC

Incorporated by reference to Exhibit 2.5 of the Registrant’s Current Report on Form 8-K filed on August 7, 2019
2.6

Sixth Amendment to Purchase and Sale Agreement dated as of July 31, 2019, by and between Northwest Property Holdings, LLC, QC Property Holdings, LLC, Attalla Nursing ADK, LLC, and CP Property Holdings, LLC, and Attalla Realty LLC, College Park Realty LLC, Quail Creek Realty LLC, and Northwest Realty LLC

Incorporated by reference to Exhibit 2.6 of the Registrant’s Current Report on Form 8-K filed on August 7, 2019
99.1

Unaudited Pro Forma Consolidated Financial Statements of Regional Health Properties, Inc. as of June 30, 2019, for the Three and Six Months ended June 30, 2019, and for the Year ended December 31, 2018

Filed herewith
99.2	Unaudited Pro Forma Consolidated Financial Statements of Regional Health Properties, Inc. as of March 31, 2019, for the Three Months ended March 31, 2019, and for the Year ended December 31, 2018	Incorporated by reference to Exhibit 99.1 of the Registrant’s Current Report on Form 8-K filed on August 7, 2019
99.3	Press Release, dated August 2, 2019	Incorporated by reference to Exhibit 99.2 of the Registrant’s Current Report on Form 8-K filed on August 7, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 4, 2019	REGIONAL HEALTH PROPERTIES, INC.

/s/ Brent Morrison
Brent Morrison
Chief Executive Officer and President

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